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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: JULY 08, 1999



                        SANTA FE SNYDER CORPORATION
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                       1-7667                  36-2722169
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)       (I.R.S. EMPLOYER
    OF INCORPORATION)                                       IDENTIFICATION NO.)



                                840 GESSNER
                                 SUITE 1400
                            HOUSTON, TEXAS 77024
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                               (713) 507-5000
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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 ITEM 5.    OTHER EVENTS.

         This Current Report on Form 8-K is being filed by Santa Fe Snyder Corporation to provide unaudited historical interim financial information for the quarter ended March 31, 1999 for Snyder Oil Corporation. Snyder Oil Corporation's unaudited historical interim financial statements for the quarter ended March 31, 1999 are included as Exhibit 99.1 to this Form 8-K.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

     (C)    EXHIBITS.

     Exhibit
     Number                        Description

      99.1          Financial Statements of Snyder Oil Corporation.

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                                 SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SANTA FE SNYDER CORPORATION



                                          By: /s/ MICHAEL S. WILKES
                                              -------------------------------
                                              Michael S. Wilkes
                                              Vice President and
                                                Chief Accounting Officer

Date: July 8, 1999

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                             INDEX TO EXHIBITS


  Exhibit
  Number                       Description

   99.1       Financial Statements of Snyder Oil Corporation.